UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 2, 2016

NexPoint Multifamily Capital Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-200221	46-4106316
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Crescent Court

Suite 700

Dallas, Texas 75201

(Address of principal executive offices)

(972) 628-4100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Second Amendment to Dealer Manager Agreement

On September 7, 2016, NexPoint Multifamily Capital Trust, Inc. (the “Company”), upon the unanimous approval of its board of directors (the “Board”), including its independent directors, entered into a second amendment (the “Second Amendment”) to the dealer manager agreement by and among the Company, NexPoint Real Estate Advisors II, L.P., the Company’s advisor, and Highland Capital Funds Distributor, Inc., the dealer manager for the Company’s initial public offering, dated August 10, 2015. The purpose of the Second Amendment is to reflect the change to the price per share of the Company’s Class T common stock from $9.35 per share to $9.58 per share for the primary offering and from $8.88 per share to $9.10 per share for the distribution reinvestment plan (“DRIP”) offering. As of September 1, 2016, there were no shares of Class T common stock outstanding.

The Second Amendment also reflects the previously announced change to the Company’s name from “NexPoint Multifamily Realty Trust, Inc.” to “NexPoint Multifamily Capital Trust, Inc.”

The material terms of the Second Amendment are qualified in their entirety by the Second Amendment attached as Exhibit 1.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

Amendment to the Distribution Reinvestment Plan

On September 2, 2016, the Board, including its independent directors, authorized the first amendment (“DRIP Amendment”) to the Company’s DRIP. The purpose of the DRIP Amendment is to reflect the change to the price per share of the Company’s Class T common stock from $8.88 per share to $9.10 per share pursuant to the DRIP. The other terms of the DRIP are consistent with the terms of the DRIP previously in effect.

The material terms of the DRIP Amendment are qualified by their entirety by the DRIP Amendment, which is included as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

1.3	Second Amendment to the Dealer Manager Agreement, by and among NexPoint Multifamily Capital Trust, Inc., NexPoint Real Estate Advisors II, L.P. and Highland Capital Funds Distributor, Inc., dated September 7, 2016.

4.2	First Amendment to Distribution Reinvestment Plan (included as Appendix A to Supplement No. 2 to the Company’s prospectus dated April 15, 2016, as filed on September 9, 2016 and incorporated herein by reference).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NexPoint Multifamily Capital Trust, Inc.

Dated: September 9, 2016	By:	/s/ Brian Mitts
	Name:	Brian Mitts
	Title:	Chief Financial Officer, Executive Vice President-Finance, Treasurer and Director